 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 29, 2018
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)
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DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
  _________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events
On January 29, 2018, the Human Resources Committee of the Board of Directors of Levi Strauss & Co. (the “Company”) adopted forms of Stock Appreciation Right Agreement, Restricted Stock Unit Award Agreement, and Performance Vested Restricted Stock Unit Award Agreement, in each case subject to Board approval and in each case under the Company’s 2016 Equity Incentive Plan. Copies of these forms of agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.
The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Form of Stock Appreciation Right Agreement under the 2016 Equity Incentive Plan.
10.2	Form of Restricted Stock Unit Award Agreement under the 2016 Equity Incentive Plan.
10.3	Form of Performance Vested Restricted Stock Unit Award Agreement under the 2016 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	January 29, 2018	By:	/s/ GAVIN BROCKETT
		Name:	Gavin Brockett
		Title:	Senior Vice President and Global Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Stock Appreciation Right Agreement under the 2016 Equity Incentive Plan.
10.2	Form of Restricted Stock Unit Award Agreement under the 2016 Equity Incentive Plan.
10.3	Form of Performance Vested Restricted Stock Unit Award Agreement under the 2016 Equity Incentive Plan.